DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachment) to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
---------------------------
Eddie J. Pustizzi
Director

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                                 DQSB II, Inc.
Summary                     Case No: 01-10974 (JWV)                    UNAUDITED
DQSB II, Inc.             For Month Of January, 2003


                                             Balances
                                 -------------------------------
                                                                    Receipts &        Bank
                                    Opening          Closing       Disbursements   Statements    Account
Account                          As Of 01/01/03   As Of 01/31/03     Included       Included    Reconciled
-------                          --------------   --------------   -------------   ----------   ----------
No Bank Or Investment Accounts         NA               NA              NA             NA           NA

                            Receipts & Disbursements                Attachment 2
                                 DQSB II, Inc.
Summary                     Case No: 01-10974 (JWV)
DQSB II, Inc.             For Month Of January, 2003
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements      Attachment 3
                                 DQSB II, Inc.
Summary                     Case No: 01-10974 (JWV)
DQSB II, Inc.              For Month Of January, 2003
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:51:13
INCOMESTATEMENT - ATTACHMENT 4                         Page: 1
Current Period: JAN-03

currency USD
Company=60 (DELTA QUEEN SC II)

                                                       PTD-Actual
                                                       31-Jan-03
                                                       ----------

Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                       ----------
Total Operating Expenses                                     0.00
                                                       ----------
Gross Profit                                                 0.00

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       ----------
Total SG&A Expenses                                          0.00
                                                       ----------
EBITDA                                                       0.00

Depreciation                                                 0.00
                                                       ----------
Operating Income                                             0.00

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                (729.16)
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                              (729.16)
                                                       ----------
Net Pretax Income/(Loss)                                  (729.16)

Income Tax Expense                                           0.00
                                                       ----------
Net Income/(Loss)                                         (729.16)
                                                       ==========

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:59:10
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JAN-03

currency USD
Company=60 (DELTA QUEEN SC II)

                                                       YTD-Actual     YTD-Actual
                                                       31-Jan-03      22-Oct-01
                                                       ----------     ----------
ASSETS

Cash and Equivalent                                          0.00          0.00

Restricted Cash                                              0.00          0.00

Accounts Receivable                                          0.00          0.00

Inventories                                                  0.00          0.00

Prepaid Expenses                                             0.00          0.00

Other Current Assets                                         0.00          0.00
                                                    -------------    ----------
Total Current Assets                                         0.00          0.00

Fixed Assets                                                 0.00          0.00

Accumulated Depreciation                                     0.00          0.00
                                                    -------------    ----------
Net Fixed Assets                                             0.00          0.00

Net Goodwill                                                 0.00          0.00

Intercompany Due To/From                               (22,497.32)   (21,361.32)

Net Deferred Financing Fees                                  0.00          0.00

Net Investment in Subsidiaries                      (1,894,616.32)   178,552.30
                                                    -------------    ----------
Total Other Assets                                  (1,917,113.64)   157,190.98
                                                    -------------    ----------
Total Assets                                        (1,917,113.64)   157,190.98
                                                    =============    ==========

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:10
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: JAN-03

currency USD
Company=60 (DELTA QUEEN SC II)

                                        YTD-Actual        YTD-Actual
                                        31-Jan-03         22-Oct-01
                                        ----------        ----------
LIABILITIES
Accounts Payable                               0.00             0.00
Accrued Liabilities                            0.00             0.00
Deposits                                       0.00             0.00
                                      -------------      -----------
Total Current Liabilities                      0.00             0.00

Long Term Debt                                 0.00             0.00
Other Long Term Liabilities                    0.00        (4,904.83)
                                      -------------      -----------
Total Liabilities                              0.00        (4,904.83)

Liabilities Subject to Compromise              0.00             0.00

OWNER'S EQUITY
Common Stock                                   0.00             0.00
Add'l Paid In Capital                    600,000.00       600,000.00
Current Net Income (Loss)                   (729.16)     (181,334.98)
Retained Earnings                     (2,516,384.48)     (256,569.21)
                                      -------------      -----------
Total Owner's Equity                  (1,917,113.64)      162,095.81
                                      -------------      -----------
Total Liabilities & Equity            (1,917,113.64)      157,190.98
                                      =============      ===========

DQSB II, Inc.                      ATTACHMENT 6                   01-10974 (JWV)
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2003

                                                                 BEGINNING                                             ENDING
AFFILIATE NAME                           CASE NUMBER             BALANCE         DEBITS            CREDITS             BALANCE
--------------                           -----------           -----------       ------            -------           -----------
American Classic Voyages Co.              01-10954             (22,836.06)          --                --             (22,836.06)
AMCV Cruise Operations, Inc.              01-10967              (2,330.40)          --                --              (2,330.40)
Great AQ Steamboat, L.L.C.                01-10960                 919.60           --                --                 919.60
Great Pacific NW Cruise Line, L.L.C.      01-10977                 339.49           --                --                 339.49
Great River Cruise Line, L.L.C.           01-10963                 367.05           --                --                 367.05
Great Ocean Cruise Line, L.L.C.           01-10959                 877.52           --                --                 877.52
Cape Cod Light, L.L.C.                    01-10962                  82.74           --                --                  82.74
Cape May Light, L.L.C.                    01-10961                  82.74           --                --                  82.74
                                                               ----------         ----              ----             ----------
                                                               (22,497.32)        0.00              0.00             (22,497.32)
                                                               ==========         ====              ====             ==========

                                 DQSB II, Inc.
                                01-10974 (JWV)




                           Accounts Receivable Aging
                             As of January 31, 2003





                                 Attachment 7


                                Not Applicable

                                 DQSB II, Inc.
                                01-10974 (JWV)




                            Accounts Payable Detail
                            As of January 31, 2003





                                 Attachment 8


                                Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JWV)

                           MONTHLY OPERATING REPORT
                            AS OF DECEMBER 30, 2002
                                      AND
                           FOR THE MONTH THEN ENDED


                                 ATTACHMENT 9
                   NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.